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                                                                   EXHIBIT 23.2


                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of CBNY Investment Services Corp. (No. 333-61212) of our report dated April 5, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in the Prospectus.



/s/ DELOITTE & TOUCHE LLP


New York, New York
August 30, 2001